UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2021

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 rue Saint-Dominique, Paris, France 75007

5599 San Felipe, Houston, Texas U.S.A. 77056 (address)

62 Buckingham Gate, London, United Kingdom SW1E 6AJ

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	SLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On April 22, 2021, the Board of Directors (the “Board”) of Schlumberger Limited (the “Company”) appointed Mr. Samuel Leupold to serve as a member of its Board of Directors effective immediately. Mr. Leupold will also serve on the Board’s Finance Committee and its New Energy and Innovation Committee.

Mr. Leupold brings significant experience in energy transition and sustainability to the Board, having served as the Chief Executive Officer of Ørsted Wind Power A/S, the principal subsidiary Ørsted AS, from 2013 to 2018, where he led Ørsted Wind Power to become the world’s leading developer and owner of offshore wind assets. In addition, since 2019, Mr. Leupold has been Chairman of Wind Energy at Green Investment Group, a leading global green infrastructure investor owned by the Macquarie Group, and served as an independent senior advisor on energy and infrastructure. Since May 2020, Mr. Leupold has been an independent non-executive member of the board at Enel SpA, one of Europe’s largest utilities focused on sustainability and the energy transition. The Board of Schlumberger believes that Mr. Leupold’s insight and experience will benefit the Company as it implements its strategy to deploy sustainable technologies to provide accessible energy for the benefit of all.

Mr. Leupold will serve until the next annual general meeting of the Company’s stockholders, at which he will be subject to re-election. Mr. Leupold will be compensated under the Company’s director compensation program as described in its most-current proxy statement, prorated based on his date of appointment, and is expected to enter into the Company’s standard director indemnity agreement previously filed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER LIMITED

/s/ Saul R. Laureles
Saul R. Laureles
Assistant Secretary

Date: April 26, 2021